UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LAKE SHORE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2010

Name
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important Information contained in the proxy materials before voting.

Address
City, State Zip Code
If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a paper copy as instructed in this notice on or before May 5, 2010 to facillitate timely delivery.

Dear Lake Shore Bancorp, Inc. Shareholder:

The 2010 Annual Shareholders Meeting for Lake Shore Bancorp, Inc. will be held at 8:30 A.M., Eastern Standard Time on May 19, 2010 at The Lighthouse Room of the Clarion Hotel, 30 Lake Shore Drive East, Dunkirk, New York 14048. The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three Class Two directors of Lake Shore Bancorp, Inc., each to serve for a three-year period;

2.	The ratification of the appointment of ParenteBeard LLC as the Company's independent registered public accounting fIrm; and

3.	Such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

The Board of Directors is not aware of any such matters. Shareholders of record at the close of business on March 24, 2010 are the Shareholders entitled to vote at the Annual Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

The following materials are available for you to review online:

•	the 2009 Annual Report to Shareholders

•	Notice of the Annual Meeting/Proxy Statement, and

•	Form 10-K, including annual financial statements

To request a paper copy of these items related to this meeting and Lake Shore Bancorp, Inc.'s future meetings of shareholders, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

➢	Call our toll-free number, (800) 951-2405; or

➢	Visit our website at www.cfpproxy.com/5992; or

➢	Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an e-mail, enter it in the subject line.

You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and visit our website at www.cfpproxy.com/5992. If you wish to vote by mail, or in person, you must request a paper copy of the materials by May 5, 2010. We ask that you cast your vote promptly. Thank you for your continued support!

125 East Fourth Street • Dunkirk, N.Y. 14048

‘Shareholder Control Number’